Exhibit 99.2

Tapestry

© 2021 Tapestry, Inc.  2  This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “focus,” “strategic vision,” “growth opportunities,” “Acceleration Program,” “we are accelerating” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:    the impact of the Covid-19 pandemic, including impacts on our supply chain due to temporary closures of our manufacturing partners and shipping and fulfillment constraints;the ability to control costs and successfully execute our growth strategies and our Acceleration Program; the impact of economic conditions;the ability to anticipate consumer preferences and retain the value of our brands, including our ability to execute on our e-commerce and digital strategies;the risks associated with operating in international markets and global sourcing activities;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches;the impact of pending and potential future legal proceedings; and, the impact of legislation.  Please refer to the Company’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

3  © 2021 Tapestry, Inc.  Stretch What’s Possible   STRETCH speaks to how tensions challenge and pull us in new directions. These tensions compel us to look beyond ourselves and embrace new perspectives, experiences and ideas. WHAT’S POSSIBLE refers to what happens when we embrace the creative tensions within each other, in our industry and in society. We push past boundaries, pull out the unexpected and expand what’s possible.   PURPOSE

© 2021 Tapestry, Inc.  4  DEDICATED TO THE DREAM  HOLD TO HIGH STANDARDS  EMBRACE DIFFERENCE BY DESIGN  BREAK THROUGH WITH MAGIC AND LOGIC  STAND TALLER TOGETHER  Built by go-getters who saw unseen needs and took daring leaps, we channel that same passion today, doing what it takes to make the dream happen and refusing to settle for anything less.   From how we source, to how we sew, to how we sell, we insist on the highest integrity at each step, doing things right, no matter what; because when it’s hard is when it matters most.   The kind of ingenuity that turns heads, that turns objects into icons, comes only from the places few have looked before—so diverse perspectives are the greatest assets we have.   Art and science. Design and data. Delight and discipline. For us, in the balance of these forces is where breakthroughs lie, and where our name was built.   At Tapestry, we create the roof under which our people can share knowledge and learning with each other, and we set the foundation that frees our brands to shine on their own.   VALUES

5  established 1986STYLISH, CONFIDENT, SOPHISTICATED  established 1941AUTHENTIC, COURAGEOUS, INCLUSIVE  © 2021 Tapestry, Inc.            established 1986STYLISH, CONFIDENT, SOPHISTICATED  established 1941AUTHENTIC, COURAGEOUS, INCLUSIVE  established 1993JOYFUL, OPTIMISTIC, COLORFUL

© 2021 Tapestry, Inc.  6  Tapestry Revenue Breakdown    Global house of brands with strong direct to consumer distribution  Figures as of FY21.

tapestry

Leadership Team



JOANNE CREVOISERAT
Chief Executive Officer



TODD KAHN
CEO & Brand President,
Coach



LIZ FRASER
CEO & Brand President,
Kate Spade



GIORGIO SARNÉ
CEO & Brand President,
Stuart Weitzman



SCOTT ROE
CFO & Head of Strategy



TOM GLASER
Chief Operations Officer



ANDREA SHAW RESNICK
Chief Communications
Officer



NOAM PARANSKY
Chief Digital Officer



DAVID HOWARD
General Counsel
and Secretary



SARAH DUNN
Global Human
Resources Officer



YANN BOZEC
President, Tapestry Asia
Pacific; CEO & President,
Coach China

© 2021 Tapestry, Inc.

7

© 2021 Tapestry, Inc.  8  1Q FY22 Overview & Outlook

tapestry

Standout first quarter results reflect heightened customer engagement and demand for our brands

STRONG FIRST QUARTER PERFORMANCE AND UNDERLYING MOMENTUM

- Increased revenue by 26% compared to prior year. Against pre-pandemic levels, revenue grew 9%, a sequential improvement fueled by improvements across Digital, stores and Wholesale
- Achieved approximately 50% Digital growth, driving Digital penetration to nearly four times pre-pandemic levels
- Expanded gross margin despite industry-wide supply chain headwinds, supported by higher global AUR across Coach, Kate Spade and Stuart Weitzman
- Delivered operating income growth and operating margin expansion ahead of prior year, pre-pandemic levels, and expectations

SHARPLY FOCUSED ON ACCELERATING GROWTH & PROFITABILITY

- Raised our outlook for the fiscal year, reflecting strong first quarter performance and underlying business trends
- Announced an incremental $1 billion share repurchase program and plans to now return approximately $1.25 billion to shareholders in FY22 through share repurchases and dividends
- Declared quarterly cash dividend payment of $0.25 per common share

Non-GAAP Financials.

9

10  © 2021 Tapestry, Inc.    120 bps  OPERATING MARGIN EXPANDED BY      140 bps  GROSS MARGIN EXPANDED BY  VS. 1Q21 AND BY 460 BPS VS. PRE-PANDEMIC LEVELS     9%  ACHIEVED 2-YEAR REVENUE GROWTH OF  REFLECTING 8 POINT IMPROVEMENT VS. PRIOR QUARTER    50%  DROVE GLOBAL DIGITAL SALES APPROXIMATELY   ABOVE 1Q21 AND 275% ABOVE PRE-PANDEMIC LEVELS    25%  MAINLAND CHINA REVENUE INCREASED  VS. 1Q21 AND APPROXIMATELY 65% VS. PRE-PANDEMIC LEVELS      First Quarter Highlights  Performance demonstrates the success of our Acceleration Program and the power of our brands  Non-GAAP Financials.   VS. 1Q21 AND BY 840 BPS VS. PRE-PANDEMIC LEVELS  IN NORTH AMERICA, RECRUITED OVER  1.6 million  NEW CUSTOMERS ACROSS DIRECT CHANNELS

© 2021 Tapestry, Inc.  11  Revenue Trends by Geography    Figures as of FY21.  NORTH AMERICA OVER 40% VS. LY | UP HIGH TEENS VS. LLY Strong growth in Digital and continued improvement in B&M  MAINLAND CHINA APPROX. 25% VS. LY | APPROX. 65% VS. LLYContinued momentum aided by the growing middle class  JAPANDOWN MID TEENS VS. LY | APPROX. (25)% VS. LLYSales remained pressured due to a resurgence of COVID  EUROPE UP LOW TEENS VS. LY | APPROX. (40)% VS. LLYContinued to see improving trends as lockdown measures were lifted    11  © 2021 Tapestry, Inc.  Non-GAAP Financials.

© 2021 Tapestry, Inc.  12  Delivered operating income ahead of both FY21 and FY20, as 2-year revenue trends continued to accelerate sequentially    OPERATING INCOME (% GROWTH)  VS. PRIOR YEAR  REVENUE (% GROWTH)  Non-GAAP financials. Historical results include the headwinds associated with Covid-19 beginning in the third quarter of FY20. 4Q21 change vs. FY20 and vs. FY19 shown on a 13-week basis.    679%  113%  1Q21  2Q21  3Q21  4Q21  1Q22    447%  2-YEAR GROWTH   1Q21  2Q21  3Q21  4Q21  1Q22  26%  9%  84%  19%  -7%  -14%  1%  -6%  -15%  -4%  10%  37%  34%  23%  3%  26%

© 2021 Tapestry, Inc.  13  “Our first quarter results and the momentum we’re delivering are evidence that our strategy is working. We’ve radically transformed our company, realizing material operating margin improvements, while fueling investments in key growth areas of our business. We are well-positioned to capture market share at structurally higher operating margin in the years to come, creating significant value for all our stakeholders.”   JOANNE CREVOISERAT, CHIEF EXECUTIVE OFFICER

Coach: 1Q Highlights

- Continued to develop our **iconic families** to create a foundation for our product pipeline in future seasons, with notable strength in key families like **Tabby** and **Rogue**
- Increased handbag AUR by **high single digits** in **both Retail and Outlet** channels
- Realized **over 60% Digital growth,** representing a sequential improvement on both a one and two-year basis
- Drove over **25% sales growth in Mainland China**, with improvements across stores and eCommerce
- Acquired over **900,000 new customers** across North American channels, while **purchase frequency** rose vs. last year

	1Q FY22	Δ vs. FY21	Δ vs. FY20
NET REVENUE	$ 1.11B	+27%	+15%
OPERATING INCOME	$ 367M	+31%	+52%

Non-GAAP Financials.

14

Kate Spade: 1Q Highlights

- Continued to build out our core handbag offering by **amplifying key platforms** like **Knott** and **Spade Flower**
- Acquired over **650,000 new customers** across channels in North America while we continued to reactivate lapsed customers
- Grew **global handbag AUR by low double digits** compared to last year
- **Increased Digital sales by over 15%** through new ways of engaging with consumers online
- **Maximized our lifestyle positioning** by continuing to strengthen the foundation of ready-to-wear, footwear and jewelry, all of which outperformed our expectations in the quarter

	1Q FY22	Δ vs. FY21	Δ vs. FY20
NET REVENUE	$ 300M	+25%	(2)%
OPERATING INCOME	$ 39M	+59%	+100%

Tapestry, Inc.

Non-GAAP Financials.

15

Stuart Weitzman: 1Q Highlights

SW

- Introduced **new offerings for occasions**, while our core collections continued to resonate and attract **new and younger customers** to the brand
- **Improved operating margin** compared to the prior year, increasing our confidence in a **return to profitability** this fiscal year
- Increased **Digital sales by over 30%,** driven by customer experience upgrades to improve conversion
- **Returned to AUR growth,** reflecting deliberate actions to lower promotional activity
- Drove continued **momentum in China** with **over 25% sales growth**

	1Q FY22	Δ vs. FY21	Δ vs. FY20
NET REVENUE	$ 67M	+18%	(23)%
OPERATING INCOME	$ (1)M	+56%	+89%

Non-GAAP Financials.

16

tapestry

1Q P&L Overview By Brand

	TAPESTRY	COACH	KATE SPADE	STUART WEITZMAN
NET REVENUE	$1.48B +26% vs. LY	$1.11B +27% vs. LY	$300M +25% vs. LY	$67M 18% vs. LY
GROSS PROFIT	$1.07B 72.2% margin	$831M 74.5% margin	$199M 66.5% margin	$39M 57.9% margin
SG&A EXPENSES	$762M 51.4% of sales	$464M 41.6% of sales	$161M 53.7% of sales	$40M 59.4% of sales
OPERATING INCOME	$307M 20.7% margin	$367M 32.9% margin	$39M 12.9% margin	$(1)M (1.6)% margin
EARNINGS PER DILUTED SHARE	$0.82 vs. $0.58 LY			

© 2021 Tapestry, Inc.

Non-GAAP Financials.

17

© 2021 Tapestry, Inc.  18    Anticipated annual dividend rate of $1.00 per shareGoal to increase dividend at a faster rate than earnings growth over time    Expanding Capital Return Programs    Now expect to return $1.25 billion to shareholders in FY22, a meaningful increase vs. previous outlook of $750 million    DECLARED QUARTERLY CASH DIVIDEND OF $0.25    REMAIN COMMITTED TO CREATING VALUE FOR ALL STAKEHOLDERS    AUTHORIZED NEW SHARE REPURCHASE PROGRAM  Announced an incremental share repurchase program of up to $1 billion of outstanding common stockNow expect to repurchase $1 billion in the fiscal year, doubling our prior expectation

© 2021 Tapestry, Inc.  19    Capital Allocation Priorities  to support strong returns and long-term profitable growth     REINVEST IN THE BUSINESS  through dividends and share repurchases    RETURN CAPITAL TO SHAREHOLDERS     1  2  Committed to driving organic growth, profitability and shareholder value over the long-term

20    REVENUE  Mid-teens growth to ~$6.6 billion  GROSS MARGIN  Modest decline vs. prior year  SG&A EXPENSE  Growth relatively in-line with sales, reflecting further investments, notably in marketing & Digital  OPERATING MARGIN  Modest expansion vs. prior year; mid-teens operating income growth  NET INTEREST EXPENSE  Approximately $65 million  TAX RATE  Approximately 18.5%  SHARE COUNT  Approximately 278 million, incorporating $1 billion in share repurchase activity throughout FY22  DILUTED EPS  $3.45 to $3.50   CAPEX  Approximately $220M, with a focus on store development in China and Digital initiatives  FY22 EXPECTATIONS  Raised FY22 financial outlook, reflecting strong first quarter results and underlying momentum   © 2021 Tapestry, Inc.  Non-GAAP Financials. Outlook presented on a comparable 52-week basis. Due to the ongoing dynamic nature of the Covid-19 crisis and lack of visibility, financial results could differ materially from the current outlook due to a number of external events, including the potential for more widespread resurgences of the pandemic globally, further supply chain disruptions including potential production and distribution delays, or increased costs not contemplated in the Company’s estimates.

© 2021 Tapestry, Inc.  21  Expect to deliver strong underlying operating margin expansion, partially offset by higher freight costs    FY21  FY22E  Operational improvement, reflecting further AUR gains and expense leverage   Freight headwinds  FY19Pre-pandemic  GSP benefit  Incremental marketing  18.8%  Modest expansion vs. LY  (30) bps  (200) bps  15.7%  Approximately 50 bps  In the area of 200 bps  Non-GAAP Financials. FY21 operating margin is adjusted to exclude the impact of the additional week in Q4.  +310 bps improvement

Acceleration Program  © 2021 Tapestry, Inc.  22

23  © 2021 Tapestry, Inc.    acceleration  we are accelerating growth & profitabilitywe are accelerating our focus on the consumerwe are accelerating with agility & urgency together  /akˌseləˈrāSH(ə)n/noun  the act of accelerating; increase of speed or velocity.

24  © 2021 Tapestry, Inc.    Build significant data and analytics capabilities to drive decision-making and increase efficiencyOffer immersive customer experiences across our e-commerce and social channels Reevaluate the role of stores with an intent to optimize our fleet   Move with greater agilitySimplify internal processesEmpower teams to act quickly to meet the rapidly changing needs of the consumer  Operate with a clearly defined purpose and strategy for each brand and an unwavering focus on the consumer at the core of everything we do      LEVERAGE DATA & LEAD WITH A DIGITAL-FIRST MINDSET      TRANSFORM INTO A LEANER & MORE RESPONSIVE ORGANIZATION      SHARPEN OUR FOCUS ON THE CONSUMER  The Acceleration Program is focused on better meeting the needs of our customers  RESULTING IN ACCELERATING GROWTH & ENHANCED PROFITABILITY ACROSS THE PORTFOLIO

25  © 2021 Tapestry, Inc.    Acceleration Program: 1Q Highlights  Non-GAAP Financials.  Drove higher repeat transactions and continued to reactivate lapsed customers across brands through a sharpened focus on the consumer  Realized low double-digit revenue gains with Chinese consumers globally compared to pre-pandemic levels, representing a sequential improvement from the prior quarter   Increased global AUR across Coach, Kate Spade and Stuart Weitzman, reflecting strong brand momentum and successful structural changes to lessen promotional activity and improve assortment productivity  Advanced Digital capabilities through significant investments in the channel, including in talent, to improve the customer experience and drive conversion, resulting in a sequential acceleration in revenue trends on a two-year basis  Recruited over 1.6 million new customers across channels in North America, representing an increase of more than 20% versus prior year, with growth in stores and online tapestry

Realizing profit gains & structurally higher margins as a result of the Acceleration Program

FOUNDATIONAL CHANGES

- Clarified the unique positioning of each of our brands
- Reduced SKU counts and simplified assortments
- Raised profitability threshold of stores
- Implemented tighter inventory management; inventory turn now tied to compensation
- Embedded new data and analytics capabilities across the company to drive more effective decision-making, notably through optimized assortment planning, informed pricing decisions and door clustering efforts

SUSTAINABLE GAINS

- Sustainably higher AUR and significant gross margin expansion
- Improved SKU productivity, in turn increasing inventory turn and providing clearer messages to consumers
- $300M in gross run-rate SG&A savings targeted for FY22, which, will help to fund investments in high-growth areas

© 2021 Tapestry, Inc.

26

tapestry

Focused on generating sustainable, demand-driven revenue and profit growth to fully unlock the flywheel

Brands

- Purpose-led
- Accessible luxury

Products

- Design-forward
- Focused assortment
- Informed by data

Channels

- Direct to consumer model
- Outsized opportunity in China & digital



DRIVING RECRUITMENT OF NEW CUSTOMERS

INCREASING RETENTION AND LIFETIME VALUE OF EACH CUSTOMER

Revenue & Profit Growth

© 2021 Tapestry, Inc.

27

© 2021 Tapestry, Inc.  28        CONSUMER INSIGHTS  GLOBALLY DIVERSIFIED SUPPLY CHAIN  DIGITAL INFRASTRUCTURE & CAPABILITIES  ACCESS TO GLOBAL TALENT  TAPESTRY’S DIFFERENTIATED PLATFORM PROVIDES:  Tapestry is an enabling platform that enhances opportunities for our brands

Overview by Brand  © 2021 Tapestry, Inc.  29

© 2021 Tapestry, Inc.  30

© 2021 Tapestry, Inc.

© 2021 Tapestry, Inc.  Being genuine and real has always been part of our ethos and part of the impact we make. Today, our customers seek meaningful connection and something real. This can only happen when they feel like they can be their true selves. Over time, we’ve learned that courage is contagious, and that when you are vulnerable enough to be yourself, you inspire others to do the same. Today the need in the world we fulfill is to inspire the… Courage to be real.  OUR VISION

33  As of FY21. Net sales figure excludes the impact of the additional week in Q4.   50+  COUNTRIES  9,900  EMPLOYEES  DIRECTLY OPERATED STORES  939  NET SALES  $4.2B

© 2021 Tapestry, Inc.  34  Coach Revenue Breakdown    As of FY21.  Direct to consumer focused brand with diversified product categories & geographies  Women’s handbags

Coach FY22 Growth Strategies

INCREASE MARKET SHARE	INVEST AND GROW IN DIGITAL	CONTINUE TO DRIVE GROWTH IN CHINA	GROW MEN'S
• Drive AUR and unit growth • Continue to develop iconic families • Emphasize approachable and inclusive messaging and consistent global positioning	• Deliver differentiated and compelling omni-channel experiences • Pioneer innovative formats to sustain digital leadership and recruit younger customers	• Capitalize on market trends of the emerging middle class and increased digitalization • Drive brand heat and increase awareness through investment dedicated capsules and marketing activations	• Expand lifestyle • Build brand awareness • Increase presence in Asia • Deliver revenue of $1B in the category over the planning horizon

© 2021 Tapestry, Inc.

35

TOMORROW’S VINTAGE POP-UP STORESINGAPORE

© 2021 Tapestry, Inc.  37

© 2021 Tapestry, Inc.  JOY COLORS LIFESince its launch in 1993 with a collection of six essential handbags, Kate Spade New York has always been colorful, bold and optimistic. Today it is a global lifestyle brand that designs extraordinary things for the everyday, delivering seasonal collections of handbags, ready-to-wear, jewelry, footwear, gifts, home décor and more. Known for its rich heritage and unique brand DNA, Kate Spade New York offers a distinctive point of view and celebrates communities of women around the globe who live their perfectly imperfect lifestyles.  OUR VISION

40  40+  COUNTRIES  4,000  EMPLOYEES  DIRECTLY OPERATED STORES  407  NET SALES  $1.2B  As of FY21. Net sales figure excludes the impact of the additional week in Q4.

© 2021 Tapestry, Inc.  41  Kate Spade Revenue Breakdown    As of FY21.  Opportunity to build out handbag offering, while maximizing positioning as a lifestyle brand

Kate Spade FY22 Growth Strategies

MAINTAIN A CONSUMER-CENTRIC APPROACH	CONTINUE TO BUILD OUT CORE PRODUCT PLATFORMS	DRIVE BRAND HEAT	MAXIMIZE LIFESTYLE POSITIONING	GROW DIGITAL
• Fulfill our promise as a lifestyle brand representing joy, optimism and color • Engage newly acquired, re-activated and existing customers to drive higher lifetime value	• Amplify recent product introductions	• Reinforce brand messaging through unique, best-in-class storytelling on a multi-category platform • Deploy marketing focused on our Kate Spade community, particularly in social channels	• Strengthen the foundation of ready-to-wear, footwear and jewelry	• Improve omni-channel experience and store productivity • Elevate strong digital platform to engage customers through a full brand expression

© 2021 Tapestry, Inc.

42

© 2021 Tapestry, Inc.  43        APPLE ORCHARD AT NYFWNEW YORK

© 2021 Tapestry, Inc.  44   STUART WEITZMAN

STUART WEITZMAN

© 2021 Tapestry, Inc.  46  Stuart Weitzman shoes are designed for high fashion and high function. Known for over 35 years for its artisanal Spanish craftsmanship and precisely-engineered fit, the luxury footwear brand inspires women around the world to shine with confidence with every step.  OUR VISION

47    30+  COUNTRIES  800  EMPLOYEES  DIRECTLY OPERATED STORES  104  NET SALES  $280M  As of FY21. Net sales figure excludes the impact of the additional week in Q4.

SW

STUART WEITZMAN FY22 GROWTH STRATEGIES

RETURN TO PROFITABILITY

- Build on momentum to realize operating income
- Focus on high-growth areas, including Digital and China
- Leverage foundational changes made in FY21

RECRUIT AND ENGAGE CUSTOMERS

- Create product that sparks desire
- Focus on 'must-have' launches, featuring icons, key items and capsule collections
- Lean into bridal and dress categories as in-person socialization begins to return

DRIVE BRAND HEAT

- Emphasize consistent content and cultural relevance anchored in key styles
- Win share of voice with high-impact talent and culturally relevant moments

FUEL CONTINUED GROWTH IN CHINA

- Expand our footprint and further invest in digital
- Increase cultural relevance with dedicated capsules

ACCELERATE WHOLESALE PARTNERSHIPS

- Build upon momentum in FY21
- Continue to expand footprint in key accounts

© 2021 Tapestry, Inc.

48

© 2021 Tapestry, Inc.  49    As of FY21.  Remain focused on key geographies & channels with a compelling footwear assortment  STUART WEITZMAN REVENUE BREAKDOWN

5050 capsule collectionPaper magazine

© 2021 Tapestry, Inc.  51  Our Social FabricCorporate Responsibility Strategy & 2025 Goals

52  Photo courtesy of Friends of the High Line.  Our People  1  Our Planet  2  Our Communities  3    FOCUS AREAS  We aim to bolster Tapestry’s purpose and culture by embedding equity, inclusion and diversity throughout our organization, holding our leaders accountable for our equity, inclusion and diversity goals and attracting and retaining talent with a compelling and fulfilling employee experience.  We aim to sustain and restore our planet through continuous innovation in solutions that improve biodiversity and reduce our impact on climate change with a focus on renewable energy, increased use of environmentally preferred materials and production methods, and circular business models that design out waste and pollution, keep products in use, and restore natural systems.  We aim to support and empower the communities where our employees live and work, and provide the resources and investment needed to strengthen the regions where we operate, through volunteer efforts, philanthropic initiatives, product donations, and social impact programming.

2025 GOALS

1 *Our People*

- Increase the number of North America-based ethnic minority leaders to better reflect the company's general corporate population.
- Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.
- Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.
- Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.

2 *Our Planet*

- Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO_2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.
- Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.
- Ensure that 90% of leather is sourced from Silver and Gold-rated Leather Working Group tanneries.
- Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.
- Procure 100% renewable electricity in Tapestry's stores, offices & fulfillment centers.
- Achieve a 10% reduction in water usage across Tapestry and its supply chain.

3 *Our Communities*

- Dedicate 100,000 volunteer service hours completed by our employees around the globe.
- Give $75M in financial and product donations to nonprofit organizations globally.
- Provide 100,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.

© 2021 Tapestry, Inc.

53

RECENT MILESTONES

tapestry

1 *Our People*

- Raised minimum wage of all U.S. Tapestry employees to at least $15 per hour.
- In FY22, began tying 10% of Tapestry leadership's annual incentive compensation to equity, inclusion and diversity goals.
- Established four Employee Resource Groups (ERGs), including our newest ERG, The Asian Heritage Alliance.

2 *Our Planet*

- In FY21, we procured Renewable Energy Credits that made up over 21% of our purchased electricity consumption across our own operations in North America.
- Committed to setting a science-based target through the Science Based Targets initiative's (SBTi) Business Ambition for 1.5°C and pledged to set a long-term target to reach net-zero value chain GHG emissions by no later than 2050.

3 *Our Communities*

- In FY21, employees volunteered over 31,000 hours, bringing the cumulative total to over 42,000 hours since establishing the goal in 2019.
- Contributed over $7,500,000 in charitable financial contributions from our foundations and brands to support causes in our global communities.
- Instituted one paid volunteer day per year for all global employees.

54

Appendix  © 2021 Tapestry, Inc.  55

© 2021 Tapestry, Inc.  57  GAAP to non-GAAP reconciliation  For the quarter ended October 2, 2021    in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ACCELERATION PROGRAM  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach  $831.0  $—  $831.0  Kate Spade  199.2  —  199.2  Stuart Weitzman  38.5  —  38.5   Gross profit(1)  1,068.7  —  1,068.7           Coach  465.3  1.4  463.9  Kate Spade  162.0  1.4  160.6  Stuart Weitzman  40.0  0.4  39.6  Corporate  106.4  8.9  97.5   Selling, general and administrative expenses  773.7   12.1   761.6           Coach  365.7  (1.4)  367.1  Kate Spade  37.2  (1.4)  38.6  Stuart Weitzman  (1.5)  (0.4)  (1.1)  Corporate  (106.4)  (8.9)  (97.5)   Operating income (loss)  295.0   (12.1)  307.1           Provision for income taxes  49.8  (3.9)  53.7  Net income (loss)  226.9   (8.2)  235.1   Net income (loss) per diluted common share  0.80   (0.02)  0.82   (1) Adjustments within Gross profit are recorded within Cost of sales.

© 2021 Tapestry, Inc.  58  GAAP to non-GAAP reconciliation  For the quarter ended September 26, 2020    (1) Adjustments within Gross profit are recorded within Cost of sales.  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  CARES ACT TAX IMPACT  ACCELERATION PROGRAM  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach  $644.9  $—  $—  $644.9  Kate Spade  154.1  —  —  154.1  Stuart Weitzman  31.2  —  —  31.2   Gross profit(1)  830.2   —  —  830.2             Coach  374.9  —  10.7  364.2  Kate Spade  130.9  —  1.0  129.9  Stuart Weitzman  31.2  —  (2.4)  33.6  Corporate  91.0  —  17.3  73.7   Selling, general and administrative expenses  628.0   —  26.6   601.4             Coach  270.0  —  (10.7)  280.7  Kate Spade  23.2  —  (1.0)  24.2  Stuart Weitzman  -  —  2.4  (2.4)  Corporate  (91.0)  —  (17.3)  (73.7)   Operating income (loss)  202.2   —  (26.6)  228.8             Provision for income taxes  (46.3)  (91.7)  (5.8)  51.2  Net income (loss)  231.7   91.7   (20.8)  160.8   Net income (loss) per diluted common share  0.83   0.33   (0.08)  0.58

tapestry COACH kate spade STUART WEITZMAN